EXHIBIT 10.1






Board of Directors
MarketShare Recovery, Inc.
33 South Service Road
Suite 111
Jericho, New York 11753

Gentlemen:

The undersigned is presently the owner and holder of Seven Hundred Thousand (700,000) shares of bioMETRX Technologies, Inc. as well as the owner and holder of Warrants for the purchase of an additional One Hundred Forty Thousand (140,000) shares of its common stock calculated on a pre-merger basis (the "bioMETRX purchase").

The undersigned desires to subscribe to and become a stockholder of MarketShare Recovery, Inc., a Delaware Corporation (the "Company") which is the parent corporation of bioMETRX Technologies, Inc., also a Delaware corporation.

I hereby tender this subscription and apply to purchase NINE HUNDRED THIRTY THREE THOUSAND THREE HUNDRED THIRTY-FOUR (933,334) shares and warrants to purchase an additional ONE HUNDRED EIGHTY SIX THOUSAND SIX HUNDRED SIXTY SIX (186,666) shares of the common stock, $.001 par value, of the Company (the "Shares") under the terms and conditions set forth below:

                  1. The undersigned hereby agrees to contribute to the capital of the Company the sum of Seven Hundred Thousand Dollars ($700,000.00), by immediate wire transfer for the Shares and Warrants, which represents a purchase price of $.75 per share for each of the Shares subscribed for. The wire transfer shall be to the account of Weber & Pullin, LLP Attorney IOLA Escrow Account, North Fork Bank, 7600 Jericho Turnpike, Woodbury, New York 11797, account number 4524012566, ABA number 021407912. The proceeds of the wire transfer shall be immediately available to the Company.

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      2. The undersigned understands that this subscription may be rejected by the Company for any reason, and that, in the event this subscription is rejected, the funds delivered with this subscription will be returned promptly. By executing this Letter of Investment Intent, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the statements and representations contained in this Letter in complying with its obligations under the federal and state securities laws.

      3. The undersigned acknowledges and represents that:

            (a) The undersigned is in a financial position to hold the Shares for an indefinite period of time, is able to bear the economic risk of an investment in the Shares and may withstand a complete loss of the undersigned's investment in the Shares;

            (b) The undersigned believes that the undersigned, either alone or together with the assistance of the undersigned's own professional advisor or advisors, has the knowledge and experience in business and financial matters that make the undersigned capable of reading and interpreting financial statements of and concerning the Company, and of evaluating the merits and risks of an investment in the Shares; and that the undersigned has the net worth to undertake these risks;

            (c) The undersigned has obtained, to the extent the undersigned deems necessary, the undersigned's own personal professional advice with respect to the risks inherent in an investment in the Shares and to the suitability of an investment in the Shares in light of the undersigned's financial condition and investment needs;

            (d) The undersigned understands that an investment in the Shares is highly speculative but that the undersigned believes that an investment in the Shares is suitable for the undersigned based upon the undersigned's investment objectives and financial needs, and that the undersigned has adequate means for providing for the undersigned's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares;

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            (e) The undersigned has been given access to full and complete information regarding the Company and has utilized that access to the undersigned's satisfaction for the purpose of obtaining information concerning the Company, an investment in the Shares and the terms and conditions of this offering of the shares, and has either attended or been given reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, these representatives concerning the Company, an investment in the Shares and the terms and conditions of this offering of the shares, and for the purpose of obtaining any additional information to the extent reasonably available that is necessary to verify the information provided;

            (f) The undersigned recognizes that the Shares as an investment involve a high degree of risk, including, but not limited to, the risk of economic loss from the operations of the Company, due to the limited operation history of the Company and its past limited profitability;

            (g) The undersigned realizes that (i) the purchase of the Shares is a long-term investment; (ii) the purchaser of the Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and, therefore, cannot be sold unless they are subsequently registered under these laws or exemptions from registrations are available;
(iii) there presently is no public market for the Shares and the undersigned may not be able to liquidate the undersigned's investment in the Shares in the event of an emergency or to pledge the Shares as collateral for loans; and (iv) the transferability of the Shares is restricted, and (A) requires the written consent of the Company, (B) requires conformity with the restrictions contained in paragraph 4 below, and (C) will be further restricted by legends placed on the certificate or certificates representing the Shares referring to the applicable restrictions on transferability, and by stop transfer orders or notations on the Company's records referring to the restrictions on transferability;

            (h) The undersigned certifies, under the penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of Section 3406(a)(1)(c) of the Internal Revenue Code of 1986. (NOTE: you are subject to

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backup withholding if (i) you fail to furnish your Social Security Number or taxpayer identification number in this subscription; (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security Number or taxpayer identification number; (iii) you are notified that you are subject to backup withholding; or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security Number or taxpayer identification number.)

      4. The undersigned has been advised that the Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, that the Shares are being offered and sold pursuant to exemptions from the registration requirements of these laws, and that the reliance of the Company on these exemptions is predicated in part on the undersigned's representations to the Company contained in this Letter of Investment Intent. The undersigned represents and warrants that the Shares are being purchased for the undersigned's own account and for investment and without the intention of reselling or redistributing the Shares, that the undersigned has not made any agreement with any other person or entity regarding any of the Shares, and that the undersigned's financial condition is such that it is not likely that it will be necessary for the undersigned to dispose of the Shares in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of the Shares with an intent to resell the Shares by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged as security, would represent an intent that is inconsistent with the representations set forth above. The undersigned further represents and agrees that, if, contrary to the undersigned's foregoing

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intentions, the undersigned later should desire to dispose of or transfer any of the Shares in any manner, the undersigned will not do so without first obtaining
(i) an opinion of independent counsel satisfactory to the Company to the effect that the proposed disposition or transfer lawfully can be made without registration of the Shares pursuant to the Securities Act of 1933 as then in effect and applicable state securities law, or (ii) such registration (it being expressly understood that the Company will have no obligation to register the securities for this purpose).

      5. The undersigned represents and warrants that the undersigned is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in the State of California, and that the Shares are being purchased by the undersigned in the undersigned's own name solely for the undersigned's own beneficial interest, and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in paragraph 10 of this Letter of Investment Intent.

      6. The undersigned represents and warrants that the undersigned or the purchaser of the Shares named in paragraph 10, fits within each category marked below, and that for any category marked the undersigned has truthfully set forth the factual basis or reason the undersigned fits within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. However, the undersigned, by signing this Letter of Investment Intent, agrees that the Company may present this document to whomever it deems appropriate if the Company is called upon to establish the availability of an exemption to the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws for this offering and sale of stock. The undersigned agrees to furnish any additional information that the Company deems necessary in order to verify the answers set forth below.

            Category I. - The undersigned is an individual (not a partnership, Corporation, trust, etc.) whose net worth with the undersigned's spouse presently exceeds $1 million. In calculating net worth, the undersigned may include equity in personal property and real estate, estate, including the undersigned's principal residence, cash, short-term investments, stocks, bonds, and securities. Equity in personal property and real estate should be based upon the fair market value of the property less any debt secured by the property.

            Category II. - The undersigned is an individual (not a partnership, corporation, trust, etc.) who reasonably expects an individual income in excess

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of $200,000.00 (or $300,000.00 with the undersigned's spouse) in the current year, and had an individual income in excess of $200,000.00 (or $300,000.00 with the undersigned's spouse) in each of the last two years. Income includes foreign income, tax exempt income, and the full amount of any capital gains and losses. Individual income does not include any income of the undersigned's spouse or other family members; it also does not include any unrealized capital appreciation.

            Category III. - The undersigned is a director or executive officer of the Company.

            Category IV. - The undersigned is a bank, insurance company, registered investment company, registered business development company, licenses small business investment company, or employee benefit plan within the meaning of Title I of ERISA, whose plan fiduciary is either a bank, insurance company or registered investment advisor, or whose total assets exceed $5 million.

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                                (Describe entity)

            Category V. - The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended.

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                                (Describe entity)

            Category VI. - The undersigned is a non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, with total assets in excess of $5 million.

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                                (Describe entity)

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            Category VII. - The undersigned is a trustee of a trust that is revocable by the grantor at any time (including an individual retirement account), and the grantor qualifies under either Category I or Category II above. A copy of the trust agreement or declaration of trust and a representation as to the net worth and income of the grantor is enclosed with this Letter of Investment Intent.

            Category VIII. - The undersigned is an entity of which all of the equity owners are "accredited investors" within one or more of the categories. If this category is the only category checked, each of the equity owners of the entity must complete a separate copy of this Letter of Investment Intent.

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                                (Describe entity)

            7. The undersigned is informed of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company may rely upon them and agrees to indemnify the Company, and its officers, directors and agents (the "Indemnified Parties") for any loss, claim or liability which any Indemnified Party might incur as a result of reliance upon any fact misrepresented by the undersigned in the Letter of Investment Intent.

            8. The undersigned, if other than an individual, additionally represents:

                  (a) That the undersigned was not organized for the specific purpose of acquiring the Shares; and

                  (b) That this Letter of Investment Intent has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned, enforceable according to its terms.

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            9. The undersigned further represents and warrants that (place an
"X" in one place below)"

                  (a) ____ the undersigned was not assisted or advised by the undersigned's own professional advisor in connection with the undersigned's investment in the Shares.

                  (b) ___ the undersigned was assisted or advised by the undersigned's own professional advisor in connection with the undersigned's investment in the Shares. The advisor's name, address and occupation are as follows:

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            10. Manner in which title to the Shares is to be held. Place an "X"
in one place below.

                 (a)      ___     Individual ownership
                 (b)      ___     Community property
                 (c)      ___     Joint tenant with right of survivorship
                 (d)      ___     Partnership
                 (e)      ___     Tenants in common
                 (f)      ___     Corporation
                 (g)      ___     Trust
                 (h)      ___     Other
                 (Describe___________________)

            11. The undersigned has or intends to make the investment described hereinabove based upon certain representations of the Company. These representations which are set forth below, constitute an integral element to this transaction and additional consideration to the undersigned, without which the undersigned would not subscribe to the Company's stock. These representations are as follows:

                  A. The Company, within six months from the date upon which it merges with or into MarketShare Recovery Inc. (or as soon thereafter as may be practicable) shall file a registration statement with the Securities and Exchange Commission. The shares being issued to you shall be entitled to the benefits of "Piggy-Back" registration, together with the shares to be registered by the Company. The cost for such registration shall be borne by the Company;

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                  B. The Company shall issue to the undersigned warrants
authorizing the undersigned to purchase up to One Hundred Eighty Six Thousand Six Hundred Sixty-Six (186,666) additional shares of the Company's Common Stock. The warrants shall be exercised no more than twenty percent (20%) of the initial amount (37,333) shares) per year at the following prices:

                           Year             Price
                           1                $0.60/share
                           2                $0.70/share
                           3                $0.80/share
                           4                $0.90/share
                           5                $1.00/share

Any warrants not exercised within the five (5) year period commencing with the Merger referred to in subparagraph "A" above shall expire.

            12. The Company agrees to file a Registration Statement with the Securities and Exchange Commission (the "SEC") on or before September 15, 2005 such that the aggregate of all of the undersigned's shares subscribed herein as well as all shares of the Company's stock resulting from the conversion of bioMETRX Technologies, Inc. shares (the bioMETRX purchase) into stock of the Company shall be duly registered and freely trading shares of stock of the Company.

      If the Company fails to file a Registration on or before September 15, 2005, then and in such event, the Company agrees to compensate the undersigned, by delivery of an additional Two Hundred Thousand (200,000) Shares of the Company's Common Stock to the undersigned. This obligation is in substitution of and not in addition to, the prior existing obligation of bioMETRX Technologies, Inc. under the "bioMETRX purchase", to deliver One Hundred Thousand (100,000) additional shares to the undersigned in the event that bioMETRX Technologies, Inc., fails to file a Registration Statement with the SEC on or before six months from the date of the "bioMETRX purchase" agreement.

      If the Company continues to fail to file a Registration Statement on or before October 15, 2005, then the undersigned shall be entitled to receive an

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additional One Hundred Thousand (100,000) shares of the Company's common stock, and a like number of shares for each month thereafter that the Company does not file for Registration with the SEC by the fifteenth day of each successive month.

            13. The undersigned acknowledges that he has previously subscribed to and has received, or is entitled to receive Seven Hundred (700,000) shares of the capital stock of bioMETRX, Technologies, Inc., and is entitled to receive Warrants to purchase an additional One Hundred Forty Thousand (140,000) shares of bioMetrx Technologies, Inc., pre-merger. The undersigned further acknowledges that he shall be entitled to exchange each share of bioMETRX Technologies, Inc., for approximately 1.1306 shares of MarketShare Recovery, Inc. in accordance with the Merger Agreement between bioMETRX and MarketShare Merger Sub, Inc., a wholly owned subsidiary of the Company.

      In consideration of the granting to me of the right to subscribe to and acquire the stock and warrants of the Company as set forth in this letter, I hereby agree that all shares of stock in the Company which are or shall be acquired by me pursuant to this letter, for which I have already subscribed, (subject to conversion) together with any and all shares acquired by me through any means, including the exercise of any warrant or similar right in accordance with either (and both) this Letter and/or pursuant to the "bioMETRX purchase" shall be subject to and will be sold by me only pursuant to the sale and all other limitations imposed under Rule 144. I further acknowledge that the right granted to me to subscribe to and purchase additional shares of the Company as sought by this letter, would not otherwise be granted, but for the restrictions imposed on the sale in accordance with this paragraph and Rule 144 and thus constitute a material obligation on my part.

                                                       INDIVIDUAL

                                             Address to which correspondence
                                             should be sent

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(Signature)
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(Signature) - all record
holders must sign                   ----------------------------------

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Name(s) typed or printed            Social Security or taxpayer
                                    identification number

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                                    Telephone number


THE PROVISIONS OF PARAGRAPH "11" ARE
CONSENTED AND AGREED TO:

MarketShare Recovery, Inc.



BY:______________________________
                   President




WHEN COMPLETED AND EXECUTED THIS LETTER OF INVESTMENT INTENT AND THE SUBSCRIBER'S CHECK PAYABLE TO THE COMPANY SHOULD BE DELIVERED TO THE CORPORATION.